UNITED STATES OF AMERICA
                               STATE OF MINNESOTA

                                THE CITY OF EAGAN

                        Multifamily Housing Revenue Bond
                     (Thomas Lake Place Apartments Project)
                                   Series 1986

Number: R-2
Dated Date: September 2, 1986
Amendment Date: January 1, 1998
Maturity Date: December 31, 2027
Registered Owner: Goldman, Sachs & Co.
Principal Amount: $12,975,000

The City of Eagan (the "Issuer"), a municipal corporation and political subdivision of the State of Minnesota (the "State"), hereby acknowledges itself indebted and for value received promises to pay to the registered owner hereof stated above, or registered assigns, at the maturity date stated above, or earlier upon redemption or acceleration, but only from the sources and as hereinafter provided, upon presentation and surrender of this Bond at the principal office of U.S. Bank Trust National Association (formerly First Trust Company, Inc.) (the "Trustee") in Saint Paul, Minnesota or its successor as Fiduciary under the Resolution (described below), the principal amount stated above, and to pay Interest on said principal amount, from and including the dated date hereof until the principal amount shall have been paid in accordance with the terms of this Bond and the Resolution, as and when set forth below, but only from the sources and as hereinafter provided, by wire transfer if there be one Owner of all of the Bonds or otherwise by check or draft mailed to the record Owners of Bonds as the same appear upon the books of registry to be maintained by the Fiduciary, as registrar. Payments made on the Mortgage Loan to the Owner of this Bond shall be for the account of the Issuer, shall constitute payments on this Bond and shall discharge the Issuer's obligations on this Bond to the extent of such payments, applying any payments first to the Interest payable on the due date of such payment and thereafter to principal and premium, if any.

This Bond is one of a series of bonds (the "Bonds") issued pursuant to the Multifamily Housing Revenue Bond Resolution (Thomas Lake Place Apartments Project) of the Issuer adopted as of August 1, 1986 (the "Original Resolution") (as amended and supplemented by a further First Supplemental Resolution of the Issuer dated as of May 19, 1998, and as further amended and supplemented from time to time, the "Resolution"), and Minnesota Chapters 462C and 462A (the "Act"). Reference is made to the Resolution and the Act for a full statement of their respective terms. Capitalized terms used herein and not otherwise defined herein or in the definitional appendix attached hereto have the respective meanings accorded such terms in the Resolution, which definitions are expressly incorporated herein by reference. The Bonds issued under the Resolution are expressly limited to $12,975,000 principal amount at any time Outstanding and are all of like tenor, except as to numbers and denominations, and are issued for the purpose of providing construction and permanent financing for qualified multifamily rental housing units in the State and of paying certain expenses incidental thereto.

THE BONDS ARE SPECIAL LIMITED OBLIGATIONS OF THE ISSUER. NEITHER THE STATE OF MINNESOTA NOR ANY POLITICAL SUBDIVISION THEREOF SHALL BE LIABLE ON THE BONDS, AND THE BONDS DO NOT AND SHALL NOT CONSTITUTE A DEBT OF THE STATE OF MINNESOTA.

Interest on the Bonds.

        (a) General. The Bonds shall bear interest as provided below.

        (b) Base Interest. The Bonds shall bear base interest calculated and payable as follows (which interest is referred to herein as "Base Interest"):

                  (1) During the Initial Period, the Bonds shall bear Base Interest at a rate equal to (A) 10.75% per annum to (and including) the day which is eight (8) months after the date of original issuance of the Bonds, and (B) 10.0% per annum thereafter, payable on each payment date specified in paragraph (e)(1) below up to and including the last day of the Initial Period.

                  (2) During the Second Period, the Bonds shall bear Base Interest at a rate equal to 9.25% per annum to (and including) the 15th day of the 18th month of the Second Period; 8.5% per annum from the 16th day of the 18th month of the Second Period to (but not including) the Amendment Date; and 7.5% per annum thereafter, payable on each payment date specified in paragraph (e)(1) below.

                  (3) As of the Amendment Date, Base Interest accrued and unpaid (including interest thereon as provided in Section 7.10 of the Original Resolution) amounted to $648,623.19 (the "Accrued Base Interest"). Of this amount, the agreed sum of $400,000 (which sum is referred to as the "Base Deferred Interest Amount") shall be deferred without interest until paid. The Base Deferred Interest Amount shall be payable subsequent to the Amendment Date on any Event of Sale or Refinancing on the earliest possible payment dates specified in paragraph (e)(3) below, after the payment of accrued and unpaid Base Interest (and interest thereon) other than the Base Deferred Interest Amount. All Accrued Base Interest accrued prior to the Amendment Date in excess of the Base Deferred Interest Amount is abrogated and discharged.

        Notwithstanding that the Base Deferred Interest Amount shall be deferred without interest until paid as provided in this paragraph (b)(3), any Base Interest due and payable from and after the Amendment Date which remains unpaid from time to time (specifically excluding the Base Deferred Interest Amount) shall accrue interest thereon at the rate of 12.0% per annum, compounded annually, as provided in Section 7.10 of the Resolution.

Base Interest shall be calculated on the basis of a year of 365 days, actual days elapsed.

        (c) Contingent Interest. Prior to the Amendment Date, the Bonds also accrued interest calculated and payable as follows:

                  (1) During each year or part thereof of the Second Period, to (but not including) the Amendment Date, the Bonds accrued interest at an annual rate equal to the Primary Contingent Interest Rate (as defined in the Original Resolution) payable on the basis and to the extent of 100% of Net Cash Flow for each such year or part thereof, or, to the extent not fully paid on or before the Amendment Date because 100% of Net Cash Flow was insufficient, on the basis and to the extent of 100% of Net Sale or Refinancing Proceeds.

                  Prior to the Amendment Date, no payments of Primary Contingent Interest (as defined in the Original Resolution) were made from either Net Cash Flow or Net Sale or Refinancing Proceeds. From and after the Amendment Date no further Primary Contingent Interest, or interest thereon, shall accrue, and all accrued and unpaid Primary Contingent Interest (constituting "Primary Deferred Interest" as defined in the Original Resolution) as of the Amendment Date shall be due and payable, if at all, in accordance with the Interest Assignment (as defined in the Resolution).

                  (2) During each year or part thereof of the Second Period, to (but not including) the Amendment Date, the Bonds also accrued interest at an annual rate equal to the Supplemental Contingent Interest Rate (as defined in the Original Resolution) payable on the basis and to the extent of 25% of Net Cash Flow for each such year or part thereof, or, to the extent not fully paid on or before the

         Amendment Date because 25% of Net Cash Flow was insufficient, on the basis and to the extent of 25% of Net Sale or Refinancing Proceeds.

         Prior to the Amendment Date, no payments of Supplemental Contingent Interest (as defined in the Original Resolution) were made from either Net Cash Flow or Net Sale or Refinancing Proceeds. From and after the Amendment Date no further Supplemental Contingent Interest, or interest thereon, shall accrue, and all accrued and unpaid Supplemental Contingent Interest (constituting "Supplemental Deferred Interest" as defined in the Original Resolution) as of the Amendment Date shall be due and payable, if at all, in accordance with the Interest Amendment (as defined in the Resolution).

        (d) Construction Period Deferred and Contingent Interest. During the Initial Period, the Bonds accrued interest at an annual rate equal to the Construction Period Deferred and Contingent Interest Rate (as defined in the Original Resolution) payable from 25% of certain portions of Net Cash Flow during the Second Period, or, to the extent not fully paid because 25% of Net Cash Flow was insufficient, on the basis and to the extent of 25% of certain Net Sale or Refinancing Proceeds.

Prior to the Amendment Date, no payments of Construction Period Deferred and Contingent Interest (as defined in the Original Resolution) were made from either Net Cash Flow or Net Sale or Refinancing Proceeds. All Construction Period Deferred and Contingent Interest accrued and unpaid as of the Amendment Date is abrogated and discharged. From and after the Amendment Date, no further Construction Period Deferred and Contingent Interest shall accrue or be due or payable.

        (e) Payment Dates for Interest. The Interest payable on the Bonds as provided above shall be payable on the following dates:

                  (1) Base Interest shall be payable (i) on each Interest Payment Date for Base Interest, (ii) on each redemption date before the Conversion Date (but only with respect to the Bonds redeemed), and
         (iii) on the Conversion Date.

                  (2) Reserved.

                  (3) The Base Deferred Interest Amount shall be payable on any Event of Sale or Refinancing, on the next Interest Payment Date for any interest succeeding by at least thirty (30) days the date of such Event of Sale or Refinancing relating to the Sale of the Project or Refinancing of the Project, except in the case of (x) a Refinancing of the Project described in clause (i) or (iv) of the definition thereof, in which case it shall be payable on the redemption date or payment date, as the case may be, (y) a Sale of the Project described in clause (i) of the definition thereof resulting in a call of the Bonds for redemption pursuant to Section 4.01(f) of the Resolution, in which case it shall be payable on the redemption date, or (z) a Refinancing of the Project described in clause (ii) of the definition thereof, in which case it shall be payable on the Initial Remarketing Date.

         (f) Annual Audit. No later than March 30 of each calendar year (up to and, unless the Conversion Date falls before delivery of the audit, including the calendar year in which the Conversion Date occurs) the Developer shall provide to the Issuer, the Trustee and the Owners of the Bonds (if fewer than three) an audit of the operations of the Project for the preceding calendar year prepared and certified by an Accountant acceptable to the Trustee and the Owners (if fewer than three) in accordance with generally accepted auditing standards.

         (g) Reserved.

         (h) Interest During a Variable Rate Period. From and after the Initial Remarketing Date (if all of the Bonds then Outstanding have been remarketed as provided in the Resolution on the Initial Remarketing Date in accordance with the Resolution) the Bonds shall bear interest at a rate determined as follows:

                  (1) On a Business Day not prior to ten (10) Business Days prior to the Initial Remarketing Date and each subsequent Remarketing Date, the Remarketing Agent, having due regard to prevailing market conditions, shall determine the interest rate which may vary based upon an independent index (the "Variable Rate") which, if borne by the Remarketed Bonds on such date, would be the interest rate, but would not exceed the interest rate, which would result in the market value of the Remarketed Bonds on such day (as if such day were the first day of such Remarketing Period) being 100% of the principal amount thereof (together with interest if any, accrued thereon); provided, however, that in no event shall the Variable Rate exceed 16% per annum or the maximum lawful rate, whichever is less. If for any reason the Variable Rate so determined by the Remarketing Agent shall be held to be invalid or unenforceable by a court of competent jurisdiction, the Remarketing Agent shall determine the interest rate for such Remarketing Period, which shall be a percentage of the 11-Bond Index (as published in The Bond Buyer; or if such Index is not available, an index comparable to such Index, in the judgment of the Remarketing

Agent) for the most recent period for which information is available, computed in accordance with the following table:

     If the length of      But the length of      The applicable
     the Remarketing       the Remarketing        percentage of
     Period (in years)     Period (in years)      the 11-Bond
     is at least:          is less than:          Index is:
----------------------     -----------------      ---------------
       5 or greater              (N.A.)             85%
            1                      5                80

The Remarketing Agent shall promptly, upon the determination of the Variable Rate, notify the Issuer, the Developer, the Owners and the Trustee of the Variable Rate. The determination of the Variable Rate for a Remarketing Period shall be conclusive and binding upon the Owners of the Bonds, the Issuer, the Trustee and the Developer. The Trustee shall immediately give written notice (which may include written notice by electronic means) to the Owners of all of the Bonds of the Variable Rate for the period between the next succeeding Remarketing Date and the second succeeding Remarketing Date.

                  (2) No more than sixty (60) days, but at least forty-five (45) days prior to the Initial Remarketing Date, the Developer shall notify the Owners (if no more than three), the Trustee and the Remarketing Agent of the length of the proposed Remarketing Period commencing on the Initial Remarketing Date, which shall extend for one (1) or more years. Subsequent to the Initial Remarketing Date, the Developer will establish subsequent Remarketing Dates as follows: no more than sixty
         (60) days, but at least forty-five (45) days, prior to each Remarketing Date, the Developer will notify the Owners of the Bonds, the Issuer, the Trustee and the Remarketing Agent of the proposed subsequent Remarketing Date, which shall be one (1) or more years from the next Remarketing Date. The Developer shall also specify the interest payment dates if different than January 1 and July 1; provided that the interest payment dates specified may be no more frequent than once each month.

                  (3) Notice of the Remarketing Date shall be given by the Trustee not later than the twenty-fifth (25th) day preceding such Remarketing Date by registered or certified mail to the Owners of all Outstanding Bonds and such notice shall state that the Bonds are subject to mandatory tender on the Remarketing Date, unless the Owner thereof waives such tender, shall indicate the subsequent Remarketing Date, if any, and shall include a form to indicate the election not to tender Bonds.

                  (4) Interest on the Bonds during the Variable Rate Period shall be payable on each Interest Payment Date therefor and shall be calculated, to the extent allowed by applicable law, on the basis of a year of 365 days and the actual number of days elapsed.

Notwithstanding anything elsewhere contained in the Resolution, (a) total Interest paid on the Bonds (including any Interest payable in accordance with Section 7.10 of the Resolution), cumulative from the original date of issuance of the Bonds, shall not exceed the sum of 12.0% per annum, simple and noncompounded, for each year (calculated on the basis of a 365-day year, actual number of days elapsed) from such date of issuance of the Bonds to the date of calculation; and (b) if the interest rate on the Bonds shall at any time be deemed to be in excess of the maximum rate allowed by law then the Bonds shall instead bear interest at the maximum rate permitted by such law. Any excess payment of such interest shall be deemed to be a credit against the unpaid principal amount of the Bonds.

        The foregoing interest provisions are a summary of those contained in the Resolution, and reference is hereby made to the Resolution for a full statement of their terms, which are incorporated herein by reference.

        Limited Recourse. Pursuant to a Loan Agreement dated as of August 1, 1986, as amended (the "Loan Agreement"), and a Note dated September 2, 1986, as amended (the "Note"), Thomas Lake Housing Associates, a Limited Partnership, a Minnesota limited partnership (the "Developer"), has agreed to make payments to the Issuer in amounts equal to amounts of principal of and premium, if any, and Interest on the Bonds. THE OBLIGATIONS OF THE ISSUER ON THIS BOND ARE EXPRESSLY LIMITED TO AND ARE PAYABLE SOLELY FROM (I) THE PAYMENTS MADE PURSUANT TO THE LOAN AGREEMENT AND THE NOTE BY THE DEVELOPER, AND THE SECURITY THEREFOR PROVIDED BY THE BUILDING LOAN MORTGAGE AND SECURITY AGREEMENT FROM THE DEVELOPER TO THE ISSUER, DATED AS OF AUGUST 1, 1986, AS AMENDED (THE "MORTGAGE"), AND THE ASSIGNMENT OF LEASES, RENTS AND OTHER INCOME FROM THE DEVELOPER TO THE ISSUER, DATED AS OF AUGUST 1, 1986, AS AMENDED (THE "ASSIGNMENT OF LEASES"), ALL OF WHICH HAVE BEEN ASSIGNED TO CHARTER MUNICIPAL MORTGAGE ACCEPTANCE COMPANY ("CHARTERMAC") AS SUCCESSOR (BY MERGER) TO SUMMIT TAX EXEMPT BOND FUND, L.P. ("SUMMIT") PURSUANT TO AN ASSIGNMENT AGREEMENT FROM THE ISSUER TO SUMMIT DATED AS OF AUGUST 1, 1986 AND (II) ANY ADDITIONAL SECURITY PROVIDED IN THE RESOLUTION. THE OBLIGATIONS OF THE DEVELOPER UNDER THE LOAN AGREEMENT, THE NOTE AND THE MORTGAGE ARE NON-RECOURSE TO THE DEVELOPER, AND ARE ENFORCEABLE SOLELY AGAINST THE PROJECT, EXCEPT AS OTHERWISE PROVIDED THEREIN. ANY PAYMENTS MADE ON THE

MORTGAGE LOAN TO THE OWNER OF THIS BOND SHALL BE FOR THE ACCOUNT OF THE ISSUER, SHALL CONSTITUTE PAYMENTS ON THIS BOND AND SHALL DISCHARGE THE ISSUER'S OBLIGATIONS ON THIS BOND TO THE EXTENT OF SUCH PAYMENT, APPLYING ANY PAYMENT TO INTEREST FIRST.

        Transfer. This Bond is transferable by the registered owner hereof in person or by his attorney duly authorized in writing at the office of the Trustee as registrar, but only in the manner, subject to the limitations and upon payment of the charges provided in the Resolution, and upon surrender and cancellation of this Bond. Upon such transfer a new registered Bond or Bonds, of any authorized denomination or denominations, of the same maturity and for the same aggregate principal amount will be issued to the transferee in exchange herefor.

        Prior to the Conversion Date a Bond may only be transferred (i) to any affiliate of the Partnership, to an affiliate of one of the general partners of the Partnership, to any entity arising out of any merger or consolidation of the Partnership, by operation of law, or to a trustee in bankruptcy of the Partnership; (ii) by an assignment to a bank or other financial institution issuing a letter of credit or like instrument in connection with the Mortgage Loan; or (iii) to one or more Institutional Investors if, in each instance, the Issuer and the Trustee receive from the transferee (A) its agreement to the transfer restrictions set forth in this paragraph in connection with subsequent transfers of the Bond and (B) evidence of the assignment by the transferor to the transferee (or, if there is to be thereafter more than one Owner of the Bonds, evidence of the appointment and acceptance of a Trustee and assignment to the Trustee) of the transferor's rights in and to the Mortgage Loan and the other rights and interests as theretofore conveyed to it by the Assignment, or an assignment of the Assignment.

        The Bonds are issuable as fully registered Bonds in Authorized Denominations as provided in the Resolution.

        Redemption of Bonds. The Bonds are subject to redemption by the Issuer prior to maturity as a whole or in part at such time or times, under such circumstances, at such redemption prices and in such manner as is set forth in the Resolution.

        Remarketing in Lieu of Redemption of Bonds on Initial Remarketing Date. Upon an election by the Owner of a redemption in whole of the Bonds pursuant to
Section 4.01(h) of the Resolution, at the direction of the Developer given not less than sixty (60) days in advance, either (i) the Bonds shall be redeemed on the date specified in the notice to the Issuer, the Trustee, and the Developer from the Owners described in Section 4.01(h) of the Resolution or (ii) the Bonds will be deemed tendered for purchase and remarketed as provided in Article V of the Resolution on the date specified in the notice to the Issuer, the Trustee, and the Developer from the Owner described in Section 4.01(h), or on such earlier Interest Payment Date selected by the Developer in its direction to remarket the Bonds but in no event before the first Interest Payment Date following the Reference Month in 2002. Failure by the Developer to make an election shall be deemed an election in favor of redemption. The Bonds may only be remarketed if the conditions specified in the Resolution are met. The purchase price of Bonds so remarketed in lieu of redemption shall be the principal amount thereof together with all accrued and unpaid Interest (including all Base Interest and the Base Deferred Interest Amount) and all unpaid Interest and shall be payable on the Initial Remarketing Date. If the conditions to remarketing of the Bonds set forth in
Article V of the Resolution are not satisfied, or if the Bonds are not successfully remarketed, or if the full purchase price thereof is not paid or available for payment on the Initial Remarketing Date, or if all Interest (including the Base Deferred Interest Amount) and principal payable on the Bonds up to and including the Initial Remarketing Date has not been fully paid, then all Bonds tendered shall be redeemed and not remarketed pursuant to Section 4.01(e) of the Resolution.

         Mandatory Tender of Bonds. The Bonds shall be subject to mandatory tender to the Remarketing Agent on each Remarketing Date after the Initial Remarketing Date for purchase by the Remarketing Agent, at a purchase price equal to the principal amount thereof plus accrued Interest to the purchase date; provided, however, that there need not be tendered on such Remarketing Date any Bonds with respect to which the Remarketing Agent shall have received from the Owners thereof a written notice at least five (5) Business Days prior to the applicable Remarketing Date expressly electing not to tender their Bonds for purchase. Any such election may not relate to a portion of any Bond held by the Owner, such election may apply only to the entire principal amount of any Bond or Bonds.

         Tendered Bonds. Any Bonds that are the subject of mandatory tender for purchase but are not the subject of elections to retain the Bonds received by the Remarketing Agent in a timely fashion shall be conclusively deemed tendered for purchase on the Remarketing Date. If the Owner selects a redemption date for redemption of the Bonds in accordance with Section 4.01(h) of the Resolution and the Developer makes the remarketing election permitted by Section 4.04 of the Resolution, all Bonds shall be conclusively deemed tendered for purchase on the Initial Remarketing Date. All Bonds that are actually tendered for purchase pursuant to the Resolution or are deemed tendered for purchase on a Remarketing Date, including the Initial Remarketing Date, shall constitute tendered Bonds for purposes of the Resolution; all tendered Bonds that are not actually delivered for purchase on a Remarketing Date, including the Initial Remarketing Date shall constitute "Undelivered Bonds" for purposes of the Resolution. Subject to Sections 4.01(e) and 4.04 of the Resolution, Undelivered Bonds that have been remarketed in accordance with the Resolution shall be deemed to have been purchased if the Bonds have been remarketed and if the purchase price therefor shall have been deposited therefor and held by the Remarketing Agent; and the parties to whom the Remarketing Agent shall have so remarketed Undelivered Bonds shall be the owners of such Undelivered Bonds for all purposes under the Resolution, including without limitation the right to transfer such Bonds. Interest accruing from and after the Remarketing Date on such Undelivered Bonds shall no longer be payable to the former Owners thereof but shall be paid to the new registered Owners thereof. Former Owners of Undelivered Bonds so remarketed shall not be deemed to be Owners of Bonds under the Resolution, and such Undelivered Bonds shall not be deemed Outstanding for purposes of the Resolution, except for purposes of payment of the purchase price of such Undelivered Bonds upon surrender thereof to the Remarketing Agent.

         Enforcement. Only the Acting Party shall have the right to enforce the provisions of this Bond or the Resolution or to institute any action to enforce the covenants herein or therein, or to take any action with respect to any Event of Default under the Resolution, or to institute, appear in or defend any suit or other proceedings with respect thereto, except as provided in the Resolution. If an Event of Default occurs and is continuing, the principal of all Bonds then outstanding may be declared due and payable by the Acting Party upon the conditions and in the manner and with the effect provided in the Resolution.

         The Issuer, the Trustee, and any other person may treat the person in whose name this Bond is registered on the books of registry as the Owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Bond be overdue, and no person shall be affected by notice to the contrary.

         Discharge. The Resolution prescribes the manner in which it may be discharged and after which the Bonds shall be deemed to be paid and no longer be secured by or entitled to the benefits of the Resolution, except for the purposes of registration and exchange of Bonds and of such payment.

         Modifications. Modifications or alterations of the Resolution, or of any supplements thereto, may be made only to the extent and in the circumstances permitted by the Resolution.

        By its acceptance of this Bond, the Owner hereof agrees that it will be bound by and accepts the provisions of the Resolution and the Loan Documents (as defined in the Loan Agreement). This Bond shall not be valid or obligatory for any purpose until it shall have been signed on behalf of the Issuer and such signature attested, by the officer, and in the manner, provided in the Resolution, and authenticated by a duly authorized officer of the Trustee, as Authenticating Agent.

        It is hereby certified and recited that all conditions, acts and things required by the Constitution or statutes of the State or by the Act or the Resolution to exist, to have happened or to have been performed precedent to or in the issuance of this Bond exist, have happened and have been performed and that the issue of the Bonds, together with all other indebtedness of the Issuer, is within every debt and other limit prescribed by said Constitution or statutes.

IN WITNESS WHEREOF, the Issuer has caused this Bond to be executed as of the Amendment Date stated above.

                                        CITY OF EAGAN



                                        By: /s/ [illegible]
                                            ------------------------------------
                                            Mayor

                                        By: /s/ [illegible]
                                            ------------------------------------
                                            City Clerk

                     FORM OF CERTIFICATE OF AUTHENTICATION

        This Bond is one of the Bonds described in the within mentioned Resolution and is one of the Multifamily Housing Revenue Bonds (Thomas Lake Place Apartments Project) Series 1986 of the City of Eagan.

                                        U.S. BANK TRUST NATIONAL ASSOCIATION
                                        (formerly First Trust Company, Inc.)
                                        as Trustee

                                        By: /s/ [illegible]
                                            ------------------------------------
                                            Authorized Officer


Date of Authentication:

July 23, 1998
-------

                               FORM OF ASSIGNMENT

        FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _______________________________________________________________________the
within Multifamily Housing Revenue Bond (Thomas Lake Place Apartments Project) Series 1986, of the City of Eagan and hereby authorizes the transfer of this Bond on the registration books of the Trustee.

Dated:
       -------------------

                                             -----------------------------------
                                             Authorized Signature



                                             -----------------------------------
                                             Name of Transferor



                                             Signature Guaranteed by:


                                             -----------------------------------


                                             -----------------------------------
                                             Name of Bank

                                             By:
                                                 -------------------------------

                                             Title:
                                                    ----------------------------

                             DEFINITIONAL APPENDIX

        "Amendment Date" shall mean January 1, 1998.

        "Interest" shall mean all Base Interest (including the Base Deferred Interest Amount), any interest thereon as provided in Section 7.10 of the Resolution, and, subject to Section 3.12 of the Resolution, any and all amounts paid other than principal of and premium with respect to the Bonds.

        "Reference Month" shall mean the Month of January in each case.

        "Refinancing of the Project" means (i) any redemption of the Bonds in whole (or the requirement that the Bonds be redeemed in whole) (including such a redemption or requirement pursuant to a Sale of the Project described in clause
(ii) of the definition thereof, but excluding such a redemption or requirement pursuant to a Sale of the Project described in clause (i) of the definition thereof) on or before the Conversion Date, (ii) a remarketing of all of the Bonds on the Initial Remarketing Date (or the delivery of the required notice to the Fiduciary by the Remarketing Agent on the Initial Remarketing Date that the remarketing of all of the Bonds will occur on the Initial Remarketing Date according to the terms hereof), (iii) a secondary financing of the Project in which the Project is further encumbered to secure the financing or (iv) a payment in full of the Bonds upon maturity, acceleration or otherwise on or before the Conversion Date (or the requirement that the Bonds be so paid) (including such a payment or requirement that is a redemption or requirement for redemption pursuant to a Sale of the Project described in clause (ii) of the definition thereof, but excluding such a payment or requirement that is a redemption or requirement for redemption pursuant to a Sale of the Project described in clause (i) of the definition thereof).

        "Sale of the Project" means (i) a sale, transfer or other disposition of more than a 10% interest in the Project in any one transaction or more than one transaction occurring within any three year period (aggregating all dispositions during any such period for purposes of calculation), or (ii) a sale, transfer or other disposition of more than a 50% interest in the entity or entities which own, directly or indirectly, more than a 50% interest in the Project within any three year period to one or more persons or entities acting in concert (aggregating all dispositions during any such period for purposes of calculation). There shall be excluded from clause (ii) of the preceding sentence, however, a transfer on account of death without consideration or with consideration if the transfer is to an existing partner or to the Developer. Indirect ownership by an entity or entities of an interest in the Project shall be measured by multiplying the percentage of interest such entity or entities own in the entity or entities that own directly an interest in the Project times the percentage of interest in the Project so owned directly. For purposes of this definition, an interest in the Project or an entity or entities shall include, without limitation, an interest representing legal ownership, an equitable interest or an economic interest.